THIRD LOAN MODIFICATION AGREEMENT

     This THIRD LOAN MODIFICATION AGREEMENT (the "Third Modification Agreement") is made, entered into and effective as of the 28th day of September, 2001, by and among CR RESORTS CANCUN, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital ("CR Cancun"), CR RESORTS LOS CABOS, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital ("CR Cabos"), CR RESORTS PUERTO VALLARTA, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital ("CR Puerto Vallarta"), CORPORACION MEXITUR, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital ("Mexitur"), CR RESORTS CANCUN TIMESHARE TRUST, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital, CR RESORTS CABOS TIMESHARE TRUST, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital, CR RESORTS PUERTO VALLARTA TIMESHARE TRUST S. DE R.L. DE C.V. a Mexican limited responsibility corporation with variable capital, VILLA VERA RESORT, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital ("Villa Vera") and PROMOTORA VILLA VERA, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital ("Promotora") (collectively, jointly and severally, the "Borrower"); RAINTREE RESORTS INTERNATIONAL, INC., a Nevada corporation ("Guarantor"), and TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("Lender").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, (a) Borrower (with the exception of Villa Vera and Promotora), the Guarantor, and Lender are parties to that certain Loan and Security Agreement dated as of November 23, 1999 (the "Loan Agreement"), (b) Borrower (with the exception of Villa Vera and Promotora), the Guarantor, and Lender are parties to that certain Loan Modification Agreement dated as of November 20, 2000 (the "First Modification Agreement"), and (c) Borrower, the Guarantor and Lender are parties to that certain Second Loan Modification Agreement dated as of December 29, 2000 (the "Second Modification Agreement"), pursuant to which Lender agreed to make a loan to Borrower in the maximum principal amount at any time of US$18,000,000, to be guaranteed by the Guarantor, all pursuant to the terms, provisions, and conditions set forth in the Loan Agreement, the First Modification Agreement, the Second Modification Agreement and the other Loan Documents, as such term is defined in the Loan Agreement (the "Loan"); and

     WHEREAS, the Loan consists of a note receivable component with two tranches in the original principal amount of up to US$18,000,000; and WHEREAS, Borrower, the Guarantor, and Lender desire to increase the maximum amount of the Loan by US$4,357,000, to incorporate a third tranche to the Loan, and otherwise amend the terms, provisions, and conditions of the Loan Agreement in the manner permitted by Section 12.7 thereof.


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

     NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. Except as otherwise provided herein to the contrary or unless the context otherwise requires, all capitalized terms used in this Third Modification Agreement shall have the meanings ascribed to them in the Loan Agreement, as modified pursuant to the terms of the First Modification Agreement and the Second Modification Agreement.

     2. Third Modification Closing Date. For purposes of this Third Modification Agreement, "Third - Modification Closing Date" shall mean the effective date of this Third Modification Agreement.

     3. Borrowing Base. Section 1.1(h) of the Loan Agreement, Section 4 of the First Modification Agreement and Section 4 of the Second Modification Agreement are hereby deleted in their entirety and replaced by the following:

     (h) Borrowing Base. (i) with respect to Eligible Notes Receivable pledged to Lender in connection with each Advance under Tranche A of the Loan, an amount equal to the sum of (a) fifty percent (50%) of the aggregate outstanding principal balance of each UDI-denominated Eligible Note Receivable for which at least three monthly payments have been made, plus (b) eighty percent (80%) of the aggregate outstanding principal balance of each Mexican Nuevo Peso-denominated Eligible Note Receivable for which at least one monthly payment has been made, plus
          (c) eighty-five percent (85%) of the aggregate remaining principal balance of each U.S. Dollar denominated Eligible Note Receivable for which at least one monthly payment has been made, (ii) with respect to Eligible Notes Receivable pledged to Lender in connection with each Advance under Tranche B of the Loan for which at least one monthly payment has been made, an amount equal to the sum of (a) eighty percent (80%) of the aggregate outstanding principal balance of each Mexican Nuevo Peso-denominated Eligible Note Receivable, plus (b) eighty percent (80%) of the aggregate remaining principal balance of each U.S. Dollar denominated Eligible Note Receivable, and (iii) with respect to Eligible Notes Receivable pledged to Lender in connection with each Advance under Tranche C of the Loan, an amount equal to the sum of (a) fifty percent (50%) of the aggregate outstanding principal balance of each UDI-denominated Eligible Note Receivable for which at least three monthly payments have been made, plus (b) eighty percent (80%) of the aggregate outstanding principal balance of each Mexican Nuevo Peso-denominated Eligible Note Receivable


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
          for which at least one monthly payment has been made, plus (c) eighty-five percent (85%) of the aggregate remaining principal balance of each U.S. Dollar denominated Eligible Note Receivable for which at least one monthly payment has been made.

     4. Eligible Notes Receivable. Section 1.1(z) of the Loan Agreement, Section 6 of the First Modification Agreement and Section 5 of the Second Modification Agreement are hereby deleted in their entirety and replaced with the following:

          (z) Eligible Notes Receivable. Those Pledged Notes Receivable which satisfy each of the following criteria:

               (a)  With respect to Tranche A of the Loan:

                    (i) one or more of the entities constituting the Borrower is the sole payee;

                    (ii) it arises from a bona fide sale by Borrower of one (1) or more Intervals in one of the Resorts;

                    (iii)the Interval sale from which it arises has not been canceled by the Purchaser, any statutory or other applicable cancellation or rescission period has expired and the Interval sale is otherwise in total compliance with the terms and provisions of this Agreement and all of the other Loan Documents;

                    (iv) it is secured by a properly executed Assignment of Pledged Notes Receivable and a properly executed Interval Lease Contract;

                    (v) principal and interest payments on it are payable to the Borrower in legal tender of the United States, provided, however, that (a) up to sixty percent (60%) by number of all Eligible Notes Receivable may be payable in either Mexican Nuevos Pesos or Mexican UDIs, and (b) a maximum of US$3,000,000 of the outstanding principal balance under Tranche A of the Loan shall be comprised of UDI-denominated Notes Receivable; for clarification purposes, the Borrower may pledge up to US$6,000,000 in UDI-denominated Notes Receivable to secure such maximum of US$3,000,000 of outstanding principal balance under Tranche A of the Loan;


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
                    (vi) payments of principal and interest on it are due in equal monthly installments (or in such other amounts to cover principal and interest);

                    (vii)it shall have an original term of no more than sixty
                    (60) months; provided, however, that up to twenty-five percent (25%) of the aggregate outstanding balance of all Eligible Notes Receivable may, at any time, be comprised of Notes Receivable having an original term of no more than eighty-four (84) months;

                    (viii) a cash down payment and/or other cash payments have been received from the Purchaser in an amount equal to at least fifteen percent (15%) of the original purchase price of the related Interval, and the Purchaser thereafter shall have received no cash or other rebates of any kind which would cause the down payment to be less than fifteen percent (15%) of the total purchase price;

                    (ix) no monthly installment due with respect to the Pledged Note Receivable is more than thirty (30) days contractually past due as of the date of funding of the first Advance with respect to such Pledged Note Receivable, or more than sixty
                    (60) days contractually past due thereafter;

                    (x) the weighted average interest rate of all Eligible Notes Receivable payable in legal tender of the United States at any time shall be not less than twelve percent (12.0%) per annum;

                    (xi) the weighted average interest rate of all Eligible Notes Receivable payable in both Mexican Nuevos Pesos and Mexican UDIs at any time shall be not less than eighteen percent (18.0%) per annum;

                    (xii)the Purchaser of the related Interval has immediate access to a Unit of the type specified in such Purchaser's Interval Lease Contract, which Interval and related Unit have been completed, developed and furnished in accordance with the specifications provided in the Purchaser's Interval Lease Contract, the public offering statement (if any) and the other Timeshare Documents; and the Purchaser has, subject to the terms of the Declaration, Interval Lease Contract and other Timeshare Documents, complete and unrestricted access to the related Interval, Unit, Facilities and the Resorts;


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
                    (xiii) neither the Purchaser of the related Interval nor any other maker of the Note Receivable is an Affiliate of, personally related to or employed by Borrower;

                    (xiv)the Purchaser or other obligor has no claim against Borrower or any Affiliate of Borrower, and no defense, set-off or counterclaim exists with respect to the Note Receivable;

                    (xv) the maximum outstanding principal balance of such Note Receivable does not exceed US$25,000.00 (or the equivalent in Mexican Nuevos Pesos or Mexican UDIs at the time of the Advance with respect to such Note Receivable), and total principal balance of all Notes Receivable executed by any one (1) obligor will not exceed US$25,000.00 (or the equivalent in Mexican Nuevos Pesos or Mexican UDIs at the time of the Advance with respect to such Note Receivable), without the prior written approval of Lender;

                    (xvi) the Note Receivable is executed by a Mexican resident;

                    (xvii) the original of the Note Receivable and all related consumer documents have been endorsed in the manner prescribed by Lender and delivered to Lender or its approved agent (the "Agent") as provided in this Agreement, and the terms thereof and all instruments related thereto shall comply in all respects with all applicable federal and state statutes, ordinances, rules and regulations;

                    (xviii) the Unit in which the Interval being financed by the Note Receivable is located shall not be subject to any Lien which has not previously been consented to in writing by Lender other than the Permitted FINOVA Liens;

                    (xix)the form of promissory note, federal truth-in-lending disclosure statement, if any, or other applicable disclosure, purchase contract and all other documents and instruments corresponding to the Interval purchase transaction giving rise to such Note Receivable has been approved in advance by Lender in writing;

                    (xx) the Purchaser (a) is entitled to fifty (50) consecutive years of use (commencing in 1997) in a specific Unit type during a specified season at one of the four locations of the Resorts each year expiring in the year 2047, which right shall be exercised for a seven (7) day period each year for such fifty (50) year term, or (b) is entitled to twenty-five
                    (25) biennual years of use (commencing in 1997) in a specific Unit type during a specified season at one of the four locations of the Resorts expiring in the year 2047, which shall be exercised for a seven (7) day period every alternate year for such term;

                    (xxi)the Purchaser may not accelerate their usage in the Resorts (provided, however, that certain Purchasers may accelerate their usage by a maximum of one (1) week per year, provided that such Purchasers pay all additional maintenance fees and any and all other fees related to such accelerated usage);

                    (xxii) the Note Receivable is originated in connection with an Interval Lease Contract and Borrower has provided and/or caused all interest or lienholders which have mortgages encumbering the Resorts or other agreements or amendments to their respective security documents which expressly state to Lender's satisfaction that such interest or lienholder may not disturb the use rights of any Purchaser pursuant to such Purchaser's Interval Lease Contract for so long as Purchaser is not in default pursuant to the terms of such Interval Lease Contract;

                    (xxiii) Lender is in possession of the executed original Notes Receivable endorsed by Borrower to Lender, along with the executed original Interval Lease Contracts corresponding to such Notes Receivable;

                    (xxiv) the Note Receivable is originated in connection with a related Interval Lease Contract whereby Land Trustee under a Mexican guaranty trust satisfactory to Lender holds legal title to each of the Resorts on behalf of CR Cabos, CR Cancun, or CR Puerto Vallarta, together with CR Remainder (as to the remainder interest in each of the Resorts commencing under the FINOVA Mortgages in the year 2047) and whereby non-disturbance provisions for the continued use and enjoyment by the Interval Purchasers of the Resorts and Facilities are in a form and substance acceptable to Lender; and

                    (xxv) any and all release payments required under the inventory component of the FINOVA Loan pertaining to the Interval related to such Note Receivable, specifically


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
                    including the "Interval Sales Payment" as such term is defined in the FINOVA Loan Agreement, have been paid in full by Borrower.

               (b)  With respect to Tranche B of the Loan:

                    (i) one or more of the entities constituting the Borrower is the sole payee;

                    (ii) it arises from a bona fide sale by Borrower of one (1) or more Intervals in one of the Resorts;

                    (iii) the Interval sale from which it arises has not been canceled by the Purchaser, any statutory or other applicable cancellation or rescission period has expired and the Interval sale is otherwise in total compliance with the terms and provisions of this Agreement and all of the other Loan Documents;

                    (iv) it is secured by a properly executed Assignment of Pledged Notes Receivable and a properly executed Interval Lease Contract;

                    (v) principal and interest payments on it are payable to the Borrower in legal tender of the United States, provided, however, that up to sixty percent (60%) by number of all Eligible Notes Receivable may be payable in Mexican Nuevos Pesos;

                    (vi) payments of principal and interest on it are due in equal monthly installments (or in such other amounts to cover principal and interest);

                    (vii) it shall have an original term of no more than sixty
                    (60) months; provided, however, that up to twenty-five percent (25%) of the aggregate outstanding balance of all Eligible Notes Receivable may, at any time, be comprised of Notes Receivable having an original term of no more than eighty-four (84) months;

                    (viii) a cash down payment and/or other cash payments have been received from the Purchaser in an amount equal to at least fifteen percent (15%) of the original purchase price of the related Interval, and the Purchaser thereafter shall have received no cash or other rebates of any kind


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
                    which would cause the down payment to be less than fifteen percent (15%) of the total purchase price;

                    (ix) no monthly installment due with respect to the Pledged Note Receivable is more than thirty (30) days contractually past due as of the date of funding of the first Advance with respect to such Pledged Note Receivable, or more than sixty
                    (60) days contractually past due thereafter;

                    (x) the weighted average interest rate of all Eligible Notes Receivable payable in legal tender of the United States at any time shall be not less than twelve percent (12.0%) per annum;

                    (xi) the weighted average interest rate of all Eligible Notes Receivable payable in Mexican Nuevos Pesos at any time shall be not less than eighteen percent (18.0%) per annum;

                    (xii) the Purchaser of the related Interval has immediate access to a Unit of the type specified in such Purchaser's Interval Lease Contract, which Interval and related Unit have been completed, developed and furnished in accordance with the specifications provided in the Purchaser's Interval Lease Contract, the public offering statement (if any) and the other Timeshare Documents; and the Purchaser has, subject to the terms of the Declaration, Interval Lease Contract and other Timeshare Documents, complete and unrestricted access to the related Interval, Unit, Facilities and the Resorts;

                    (xiii) neither the Purchaser of the related Interval nor any other maker of the Note Receivable is an Affiliate of, personally related to or employed by Borrower;

                    (xiv) the Purchaser or other obligor has no claim against Borrower or any Affiliate of Borrower, and no defense, set-off or counterclaim exists with respect to the Note Receivable;

                    (xv) the maximum outstanding principal balance of such Note Receivable does not exceed US$25,000.00 (or the equivalent in Mexican Nuevos Pesos at the time of the Advance with respect to such Note Receivable), and total principal balance of all Notes Receivable executed by any one (1) obligor will not exceed US$25,000.00 (or the equivalent in Mexican Nuevos Pesos at the time of the


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

                    Advance with respect to such Note Receivable), without the prior written approval of Lender;

                    (xvi) the Note Receivable is executed by a Mexican resident;

                    (xvii) the original of the Note Receivable and all related consumer documents have been endorsed in the manner prescribed by Lender and delivered to Lender or its Agent as provided in this Agreement, and the terms thereof and all instruments related thereto shall comply in all respects with all applicable federal and state statutes, ordinances, rules and regulations;

                    (xviii) the Unit in which the Interval being financed by the Note Receivable is located shall not be subject to any Lien which has not previously been consented to in writing by Lender other than the Permitted FINOVA Liens;

                    (xix) the form of promissory note, federal truth-in-lending disclosure statement, if any, or other applicable disclosure, purchase contract and all other documents and instruments corresponding to the Interval purchase transaction giving rise to such Note Receivable has been approved in advance by Lender in writing;

                    (xx) the Purchaser (a) is entitled to fifty (50) consecutive years of use (commencing in 1997) in a specific Unit type during a specified season at one of the four locations of the Resorts each year expiring in the year 2047, which right shall be exercised for a seven (7) day period each year for such fifty (50) year term, or (b) is entitled to twenty-five
                    (25) biennual years of use (commencing in 1997) in a specific Unit type during a specified season at one of the four locations of the Resorts expiring in the year 2047, which shall be exercised for a seven (7) day period every alternate year for such term;

                    (xxi) the Purchaser may not accelerate their usage in the Resorts (provided, however, that certain Purchasers may accelerate their usage by a maximum of one (1) week per year, provided that such Purchasers pay all additional maintenance fees and any and all other fees related to such accelerated usage);


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
                    (xxii) the Note Receivable is originated in connection with an Interval Lease Contract and Borrower has provided and/or caused all interest or lienholders which have mortgages encumbering the Resorts or other agreements or amendments to their respective security documents which expressly state to Lender's satisfaction that such interest or lienholder may not disturb the use rights of any Purchaser pursuant to such Purchaser's Interval Lease Contract for so long as Purchaser is not in default pursuant to the terms of such Interval Lease Contract;

                    (xxiii) Lender is in possession of the executed original Notes Receivable endorsed by Borrower to Lender, along with the executed original Interval Lease Contracts corresponding to such Notes Receivable;

                    (xxiv) the Note Receivable is originated in connection with a related Interval Lease Contract whereby Land Trustee under a Mexican guaranty trust satisfactory to Lender holds legal title to each of the Resorts on behalf of CR Cabos, CR Cancun, CR Puerto Vallarta or Villa Vera, together with CR Remainder (as to the remainder interest in each of the Resorts commencing under the FINOVA Mortgages in the year
                    2047) and whereby non-disturbance provisions for the continued use and enjoyment by the Interval Purchasers of the Resorts and Facilities are in a form and substance acceptable to Lender; and

                    (xxv) any and all release payments required under the inventory component of the FINOVA Loan pertaining to the Interval related to such Note Receivable, specifically including the "Interval Sales Payment" as such term is defined in the FINOVA Loan Agreement, have been paid in full by Borrower.


               (c)  With respect to Tranche C of the Loan:

                    (i) one or more of the entities constituting the Borrower is the sole payee;

                    (ii) it arises from a bona fide sale by Borrower of one (1) or more Intervals in one of the Resorts;

                    (iii) it arises from the resale of an Interval re-acquired by Borrower as a result of that certain Diamond CR Vallarta

                    Sublease Agreement for Kona Reef Inventory dated as of May 24, 2001, as amended, by and between CR Puerto Vallarta, Guarantor, Diamond Resorts and Diamond at Kona Reef LLC (the "Sublease Agreement") and pursuant to that certain Tri-Party Agreement to be executed by and between Lender, Borrower, Guarantor and Diamond at Kona Reef, LLC (the "Tri-Party Agreement").

                    (iv) the Interval sale from which it arises has not been canceled by the Purchaser, any statutory or other applicable cancellation or rescission period has expired and the Interval sale is otherwise in total compliance with the terms and provisions of this Agreement and all of the other Loan Documents;

                    (v) it is secured by a properly executed Assignment of Pledged Notes Receivable and a properly executed Interval Lease Contract;

                    (vi) principal and interest payments on it are payable to the Borrower in legal tender of the United States, provided, however, that up to sixty percent (60%) by number of all Eligible Notes Receivable may be payable in either Mexican Nuevos Pesos or Mexican UDIs;

                    (vii) payments of principal and interest on it are due in equal monthly installments (or in such other amounts to cover principal and interest);

                    (viii) it shall have an original term of no more than sixty
                    (60) months; provided, however, that up to twenty-five percent (25%) of the aggregate outstanding balance of all Eligible Notes Receivable may, at any time, be comprised of Notes Receivable having an original term of no more than eighty-four (84) months;

                    (ix) a cash down payment and/or other cash payments have been received from the Purchaser in an amount equal to at least fifteen percent (15%) of the original purchase price of the related Interval, and the Purchaser thereafter shall have received no cash or other rebates of any kind which would cause the down payment to be less than fifteen percent (15%) of the total purchase price;

                    (x) no monthly installment due with respect to the Pledged Note Receivable is more than thirty (30) days contractually past due as of the date of funding of the first Advance with respect to such Pledged Note Receivable, or more than sixty (60) days contractually past due thereafter;

                    (xi) the weighted average interest rate of all Eligible Notes Receivable payable in legal tender of the United States at any time shall be not less than twelve percent (12.0%) per annum;

                    (xii) the weighted average interest rate of all Eligible Notes Receivable payable in both Mexican Nuevos Pesos and Mexican UDIs at any time shall be not less than eighteen percent (18.0%) per annum;

                    (xiii) the Purchaser of the related Interval has immediate access to a Unit of the type specified in such Purchaser's Interval Lease Contract, which Interval and related Unit have been completed, developed and furnished in accordance with the specifications provided in the Purchaser's Interval Lease Contract, the public offering statement (if any) and the other Timeshare Documents; and the Purchaser has, subject to the terms of the Declaration, Interval Lease Contract and other Timeshare Documents, complete and unrestricted access to the related Interval, Unit, Facilities and the Resorts;

                    (xiv) neither the Purchaser of the related Interval nor any other maker of the Note Receivable is an Affiliate of, personally related to or employed by Borrower;

                    (xv) the Purchaser or other obligor has no claim against Borrower or any Affiliate of Borrower, and no defense, set-off or counterclaim exists with respect to the Note Receivable;

                    (xvi) the maximum outstanding principal balance of such Note Receivable does not exceed US$25,000.00 (or the equivalent in Mexican Nuevos Pesos or Mexican UDIs at the time of the Advance with respect to such Note Receivable), and the total principal balance of all Notes Receivable executed by any one (1) obligor will not exceed US$25,000.00 (or the equivalent in Mexican Nuevos Pesos or Mexican UDIs at the time of the Advance with respect to such Note Receivable), without the prior written approval of Lender;

                    (xvii) the Note Receivable is executed by a Mexican resident; provided, however, that Notes Receivable executed by United States residents shall be considered as Eligible Notes Receivable so long as (a) Borrower has obtained the written consent of FINOVA which is acceptable to Lender, and
                    (b) Borrower has executed all necessary agreements in relation to such United States consumers including, but not limited to, portfolio interest trust agreements;

                    (xviii) the original of the Note Receivable and all related consumer documents have been endorsed in the manner prescribed by Lender and delivered to Lender or its Agent as provided in this Agreement, and the terms thereof and all instruments related thereto shall comply in all respects with all applicable federal and state statutes, ordinances, rules and regulations;

                    (xix) the Unit in which the Interval being financed by the Note Receivable is located shall not be subject to any Lien which has not previously been consented to in writing by Lender other than the Permitted FINOVA Liens;

                    (xx) the form of promissory note, federal truth-in-lending disclosure statement, if any, or other applicable disclosure, purchase contract and all other documents and instruments corresponding to the Interval purchase transaction giving rise to such Note Receivable has been approved in advance by Lender in writing;

                    (xxi) the Purchaser (a) is entitled to fifty (50) consecutive years of use (commencing in 1997) in a specific Unit type during a specified season at one of the four locations of the Resorts each year expiring in the year 2047, which right shall be exercised for a seven (7) day period each year for such fifty (50) year term, or (b) is entitled to twenty-five (25) biennual years of use (commencing in 1997) in a specific Unit type during a specified season at one of the four locations of the Resorts expiring in the year 2047, which shall be exercised for a seven (7) day period every alternate year for such term;

                    (xxii) the Purchaser may not accelerate their usage in the Resorts (provided, however, that certain Purchasers may accelerate their usage by a maximum of one (1) week per year, provided that such Purchasers pay all additional maintenance fees and any and all other fees related to such accelerated usage);

                    (xxiii) the Note Receivable is originated in connection with an Interval Lease Contract and Borrower has provided and/or caused all interest or lienholders which have mortgages encumbering the Resorts or other agreements or amendments to their respective security documents which expressly state to Lender's satisfaction that such interest or lienholder may not disturb the use rights of any Purchaser pursuant to such Purchaser's Interval Lease Contract for so long as Purchaser is not in default pursuant to the terms of such Interval Lease Contract;

                    (xxiv) Lender is in possession of the executed original Notes Receivable endorsed by Borrower to Lender, along with the executed original Interval Lease Contracts corresponding to such Notes Receivable;

                    (xxv) the Note Receivable is originated in connection with a related Interval Lease Contract whereby Land Trustee under a Mexican guaranty trust satisfactory to Lender holds legal title to each of the Resorts on behalf of CR Cabos, CR Cancun, or CR Puerto Vallarta, together with CR Remainder (as to the remainder interest in each of the Resorts commencing under the FINOVA Mortgages in the year 2047) and whereby non-disturbance provisions for the continued use and enjoyment by the Interval Purchasers of the Resorts and Facilities are in a form and substance acceptable to Lender; and

                    (xxvi) any and all release payments required under the inventory component of the FINOVA Loan pertaining to the Interval related to such Note Receivable, specifically including the "Interval Sales Payment" as such term is defined in the FINOVA Loan Agreement, have been paid in full by Borrower.

     5. Guaranty. Guarantor shall, concurrently with the execution and delivery of this Third Modification Agreement, execute and deliver to Lender a Third Amended and Restated Payment Guaranty and Subordination Agreement (hereinafter the "Third Amended Guaranty Agreement"). Said Third Amended Guaranty Agreement shall replace and supersede in their entirety the original Payment Guaranty and Subordination Agreement dated as of November 23, 1999, executed by Guarantor in favor of Lender, the Amended and Restated Payment Guaranty and Subordination Agreement dated as of November 20, 2000, executed by Guarantor in favor of Lender and the Second Amended and Restated Payment Guaranty and Subordination Agreement dated as of December 29, 2000, executed by Guarantor in favor of Lender. Upon execution and delivery by Guarantor to Lender of the Third Amended Guaranty Agreement, Lender shall return to the Guarantor, the original Payment Guaranty and Subordination Agreement, the Amended and Restated Payment Guaranty and Subordination Agreement and the Second Amended and Restated Payment Guaranty and Subordination Agreement marked "Canceled and Satisfied." In accordance with the foregoing, Section 1.1(qq) of the Loan Agreement, Section 7 of the First Modification Agreement, and Section 6 of the Second Modification Agreement are hereby deleted in their entirety and replaced by the following:

               (qq) Guaranty. The Third Amended and Restated Payment Guaranty
                    and Subordination Agreement dated as of September 28, 2001, executed by Guarantor, and delivered to Lender concurrently with the Third Modification Agreement. The Guaranty shall be the absolute and unconditional guaranty of payment and performance of the Loan and all amounts secured by or under the Loan Documents, as more fully set forth in this Third Modification Agreement, in the Loan Agreement, in the First Modification Agreement and in the Second Modification Agreement.

     6. Interest Rate. Section 1.1(xx) of the Loan Agreement and Section 7 of the Second Modification Agreement are hereby deleted in their entirety and replaced with the following:

               (xx) Interest Rate. (i) with respect to Tranche A of the Loan, a variable rate, adjusted as of the first day of each calendar month, equal to the sum of the Prime Rate as of the first day of each calendar month, plus two percent (2.00%) per annum, (ii) with respect to Tranche B of the Loan, a variable rate, adjusted as of the first day of each calendar month, equal to the sum of the Prime Rate as of the first day of each calendar month, plus two and three-quarters percent (2.75%) per annum, and (iii) (i) with respect to Tranche C of the Loan, a variable rate, adjusted as of the first day of each calendar month, equal to the sum of the Prime Rate as of the first day of each calendar month, plus two percent (2.00%) per annum.

     7. Loan. Section 1.1(ddd) of the Loan Agreement, Section 8 of the First Modification Agreement and Section 8 of the Second Modification Agreement are hereby deleted in their entirety and replaced by the following:

               (ddd)Loan. The Loan in the maximum aggregate amount of
                    US$22,357,000 shall consist of the following three separate tranches, (i) the maximum US$13,000,000.00 credit facility, as further described in the Loan Agreement, as modified by the First Modification Agreement, the Second Modification Agreement and the Third Modification Agreement ("Tranche A"), (ii) the maximum US$5,000,000.00 credit facility provided pursuant to the terms of the Second Modification Agreement, as modified by the Third Modification Agreement ("Tranche B"), and (iii) the maximum US$4,357,000.00 credit facility provided pursuant to the terms of the Third Modification Agreement ("Tranche C").

     8. Note Receivable Promissory Note. Section 1.1(ooo) of the Loan Agreement,
Section 9 of the First Modification Agreement and Section 9 of the Second Modification Agreement are hereby deleted in their entirety and replaced by the following:

               (ooo)Note Receivable Promissory Note. The Third Amended and
                    Restated Note Receivable Promissory Note evidencing the Loan executed and delivered by Borrower and Guarantor to Lender concurrently with the Third Modification Agreement.

          9. Textron  Mortgages.  Section  1.1(uuuu) of the Loan  Agreement  and
     Section 13 of the Second Modification Agreement are hereby deleted in their entirety and replaced with the following:

               (uuuu) Textron Mortgages. Collectively, four separate properly recorded and perfected mortgages delivered by Borrower in favor of Lender securing the Loan and encumbering the Resort Property and all Improvements (including the Units, all Interval Lease Contracts and, to the greatest extent permitted under United States and Mexican law, all Unsold Intervals) constructed or to be constructed thereon, subject only to the Permitted Liens and Encumbrances. The Textron Mortgages shall be of a second priority and exclusive (with the exception of the FINOVA Mortgages) as to the Resort Property (including all possible future phases, all amenities, improvements and fixtures now or hereafter located on the Resort Property, and all easements and other rights appurtenant to the Resort Property now existing or to be constructed or renovated) and the Improvements. In accordance with Mexican law, Textron's Mortgages shall be perfected by recording amendments to the existing guaranty Trust Agreements which establish the FINOVA Mortgages in order to add Lender as the second beneficiary in guaranty as to each of the Resorts, with FINOVA remaining as the first beneficiary in guaranty as to each of the Resorts. The documents establishing the guaranty Trust Agreements shall be amended under terms acceptable to Lender, the trustee of the guaranty Trust Agreements (the "Land Trustee") shall be a bank acceptable to Lender, and the Trust Agreements shall be recorded with the Public Registries of Property in the location of each of the Resorts. The four separate Trust Agreements establishing the

                    Textron Mortgages shall be in the total aggregate amount of US$22,357,000, with Trust Agreements encumbering the Club Regina Resort at Cancun, Club Regina Resort at Puerto Vallarta, Club Regina Resort at Los Cabos and Club Regina Resort at Acapulco in the amounts of US$5,000,000, US$5,000,000, US$3,000,000 and US$5,000,000, respectively.
                    The Trust Agreements shall each include an acknowledgement by Borrower and FINOVA to Lender's rights in and to the Resort Property and to Lender's rights to the Notes Receivable and related Interval Lease Contracts and Intervals to be financed by Lender pursuant to the terms of this Agreement.

          10. Loan. Section 2.1 of the Loan Agreement, Section 11 of the First Modification Agreement and Section 14 of the Second Modification Agreement are hereby deleted in their entirety and replaced with the following:

               2.1 Loan. Except as may be expressly set forth herein to the contrary, all amounts of money set forth herein and in the Loan Documents shall be in U.S. Dollars. Upon the terms and subject to the conditions set forth in the Loan Agreement, as modified by the First Modification Agreement, by the Second Modification Agreement and by the Third Modification Agreement, Lender shall advance to Borrower, and Borrower may borrow, repay and reborrow, principal under the Loan to be funded in a series of Advances during the initial full twelve (12) month period following December 29, 2000 (the "Revolving Credit Period") not to exceed an outstanding balance of the lesser of US$22,357,000 or the Borrowing Base. In accordance with the provisions of Section 4.2(c)(v) and Section 4.2(c)(vi) of the Loan Agreement, Advances would be made in increments of at least US$50,000 but not more often than twice a month. As more fully set forth in Section
                    6.11 of the Loan Agreement, the proceeds of the Loan will be disbursed by Lender solely to pay for Loan Costs (as such term is defined in the Commitment), to Borrower for amortization (principal or interest) of mortgage and non-mortgage debt owed by Borrower or by any Affiliates of Borrower and for sales, marketing, working capital, project development and administrative expenses incurred in the operations for the Resorts, and for future expansion of timeshare development in accordance with plans and projections acceptable to Lender (provided, however, that the use of the proceeds of the Loan for such expansion shall not adversely affect the operations of any of the Resorts).

                    The maximum Loan amount (exclusive of accrued but unpaid interest) which may be outstanding at any time under the Loan Agreement, as modified by the

                    First Modification Agreement, by the Second Modification Agreement and by the Third Modification Agreement, shall not exceed US$22,357,000, with a maximum of US$13,000,000 under Tranche A, a maximum of US$5,000,000 under Tranche B, and a maximum of $4,357,000 under Tranche C, and Lender shall have no obligation whatsoever to make any Advance which would cause the aggregate outstanding principal balances of the Loan to exceed US$22,357,000. In the event that the proceeds of the Loan and any other amounts required to be paid by Borrower hereunder are insufficient to fully pay all costs as contemplated hereunder such proceeds will be applied, or if the use of the Loan proceeds varies materially (as determined reasonably and in good faith by Lender) from the uses described herein, then Lender shall have no obligation to fund (or continue funding) the Loan or any portion thereof; provided, however, that, Borrower shall be permitted to provide from its own funds an amount sufficient to cover that portion of the Loan proceeds used for uses materially varying from the uses described herein.

     11. Form Request for Advance. Exhibit F to the Loan Agreement and Exhibit F to the Second Modification Agreement are hereby deleted in their entirety and replaced and superceded by Exhibit F attached hereto and incorporated herein by this reference.

     12. Cross-Collateralization and Default. Section 3.7 of the Loan Agreement,
Section 13 of the First Modification Agreement and Section16 of the Second Modification Agreement are hereby deleted in their entirety and replaced with the following:

               3.7 Cross-Collateralization and Default. The Collateral including, but not limited to, the Acapulco Mortgage (as defined below), shall secure all of the Obligations. All Liens, pledges, assignments, mortgages, security interests and collateral granted by any Borrower entity, Guarantor or any Affiliate of any Borrower entity or Guarantor to or for the benefit of Lender pursuant hereto or any other related documents or instruments shall also secure the Obligations. In addition, all other loans of any type made by Lender to any Borrower entity, Guarantor, or any Affiliate of any Borrower entity or Guarantor shall be cross-collateralized and cross-defaulted. Notwithstanding the foregoing, Borrower's failure to satisfy any and all payments required of Borrower pursuant to the terms of the Sublease Agreement and the Tri-Party Agreement shall constitute an Event of Default under the Loan.

     13. Expenses. Contemporaneously with the first Advance of the Loan that occurs on or after the Third Modification Closing Date (but in no event later than sixty (60) days following the Third Modification Closing Date), Borrower shall pay all costs and expenses related to the negotiation, documentation, and closing of the subject Loan modification transaction, including but not limited to the costs of title updates, recording and search fees, Lender's attorneys' fees, and all travel and other out-of-pocket expenses reasonably incurred by Lender in connection therewith.

     14. Cooperation; Other Documents and Actions. Borrower and the Guarantor agree to cooperate in good faith with Lender by executing, acknowledging, and/or delivering to Lender such other amendments to the Loan Documents and such title and legal opinions, and other documents and information, and by taking all such other actions, as Lender may request, in its sole discretion, in order properly to document and otherwise effectuate the subject Loan modification transaction.

     15. Special Advance. Lender's initial Advance under Tranche C of the Loan pursuant to the terms of this Third Modification Agreement is subject to the following conditions:

          a. The executed amendment to the FINOVA Mortgage presently encumbering the Club Regina Resort at Acapulco whereby Lender has been added as second beneficiary in guaranty (the "Acapulco Mortgage") shall be recorded in the appropriate real property records by no late than October 15, 2001.

          b. Final lender's title insurance policy acceptable to Lender for the Club Regina Resort at Acapulco by no later than October 15, 2001.

          c. Execute amendment to pledge on Pledged Notes Receivable to incorporate Tranche C of the Loan by no later than October 15, 2001.

          d. Establish separate Mexican lockbox agreement for Tranche C of the Loan by no later than by no later than October 15, 2001 .

     16. Additional Collateral and Promissory Notes.


          a. Additional Collateral. By executing this Third Modification Agreement, Borrower and Guarantor acknowledge and agree that in the event Lender obtains information which establishes that Lender's security interests as second beneficiary in guaranty under the FINOVA Mortgages have decreased in value or are otherwise disputable, Lender reserves the right to obtain a security interest from Borrower and Guarantor in additional collateral, including an assignment of Borrower's beneficial interest under the FINOVA Mortgages, provided, however, that Lender shall act reasonably in the designation of such additional collateral and the grant of a security interest in such additional collateral will not cause an undue financial burden for Borrower or Guarantor.

          b. Promissory Notes. By executing this Third Modification Agreement, Borrower and Guarantor acknowledge and agree that Lender has reserved the right to require Borrower and Guarantor to execute additional promissory notes (either in the form of the Second Amended and Restated Note Receivable Promissory Note or in the
form of a promissory note with dual jurisdiction enforceable in the United States and Mexico) in order to evidence Borrower's and Guarantor's obligations to Lender under each of the FINOVA Mortgages through which Lender has obtained a second beneficial interest in guaranty.

     17. Authority.


          a. As of the Third Modification Closing Date, each Borrower entity (a) is a Mexican limited responsibility corporation with variable capital duly registered, validly existing and in good standing under the laws of Mexico and duly licensed or qualified under the laws of each jurisdiction in which the character or location of the properties owned by it or the business transacted by it requires licensing and qualification, and (b) has all requisite power, corporate or otherwise, to conduct its business and to execute and deliver, and to perform its obligations under, the Loan Documents.

          b. The execution, delivery, and performance by each Borrower entity of this Third Modification Agreement and all documents and instruments executed by Borrower contemporaneously herewith have been duly authorized by all necessary corporate action by Borrower and do not and will not (i) violate any provision of the Memorandum and Articles of Incorporation of any Borrower entity, or any contract, agreement, statute, ordinance, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect to which any Borrower is a party or is subject;
     (ii) result in, or require the creation or imposition of, any Lien upon or with respect to any asset of any Borrower other than Liens in favor of Lender; or (iii) result in a breach of, or constitute a default by any Borrower under, any indenture, loan, or credit agreement or any other contract, agreement, document, instrument, or certificate to which Borrower is a party or by which it or any of its assets are bound or affected.

          c. As of the Third Modification Closing Date, Guarantor (a) is a Nevada corporation duly formed, registered, validly existing and in good standing under the laws of Nevada and the United States and duly licensed or qualified under the laws of each jurisdiction in which the character or location of the properties owned by it or the business transacted by it requires licensing and qualifications, and (b) has all requisite power, corporate or otherwise, to conduct its business and to execute and deliver, and to perform its obligations under, the Loan Documents.

          d. The execution, delivery, and performance by Guarantor of this Third Modification Agreement and all documents and instruments executed by Guarantor contemporaneously herewith have been duly authorized by all necessary corporate actions by Guarantor and do not and will not (i) violate any provision of the Articles or By-Laws of Guarantor, or any contract, agreement, statute, ordinance, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect to which Guarantor is a party or is subject; (ii) result in, or require the creation or imposition of, any Lien upon or with respect to any asset of Guarantor other than Liens in favor of Lender; or (iii) result in a breach of, or constitute a default by Guarantor under, any indenture, loan, or credit agreement or any other contract, agreement, document, instrument, or certificate to which Guarantor are a party or by which they or any of their assets are bound or affected.

          e. No approval, authorization, order, license, permit, franchise, or consent of, or registration (with the exception of the registration of the Textron Mortgages), declaration, qualification, or filing with, any governmental authority or other Person is required in connection with the execution, delivery, and performance by Borrower or Guarantor of the Loan Agreement, as modified hereby, or any of the other Loan Documents.

          f. This Third Modification Agreement and the other Loan Documents constitute legal, valid and binding obligations of Borrower and Guarantor, enforceable against Borrower and Guarantor in accordance with their respective terms.

     18. Miscellaneous.


          a. No Other Changes. Except as expressly set forth herein, each and every term, provision, and condition contained in the Loan Agreement, in the First Modification Agreement and in the Second Modification Agreement including all exhibits and schedules thereto and all of Lender's rights and remedies thereunder, shall remain unchanged and in full force and effect following the Third Modification Closing Date. In the event of any conflict between the provisions hereof and those contained in the Loan Agreement, the First Modification Agreement, the Second Modification Agreement or any of the other Loan Documents, the provisions hereof shall govern and control the parties' respective rights and obligations with respect to the Loan.

          b. Ratification. Borrower and the Guarantor hereby ratify and reaffirm as of the date hereof all covenants, conditions, provisions, representations, and warranties made or contained in the Loan Agreement, the First Modification Agreement, the Second Modification Agreement or any of the other Loan Documents, agree, except as expressly provided herein or in the Third Amended Guaranty Agreement to the contrary, to be legally bound thereby and to comply fully therewith, and acknowledge Lender's right to enforce such Loan Agreement, the First Modification Agreement, the Second Modification Agreement and other Loan Documents in accordance with the term, provisions, and conditions thereof.

          c. Counterparts. This Third Modification Agreement may be executed in identical counterparts, each of which shall be deemed an original for any and all purposes and all of which, collectively, shall constitute one and the same instrument.

          d. No Defaults. Borrower and the Guarantor hereby acknowledge and represent that Lender has complied fully with all of its obligations under the Loan Agreement, the First Modification Agreement, the Second Modification Agreement and the other Loan Documents through the date hereof and is not currently in default thereunder.

                   [REMAINDER OF PAGE INTENTIONALLYLEFT BLANK
                       SIGNATURES BEGIN ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Third Modification Agreement to be duly executed and delivered as of the date first above written.

                                    BORROWER:
WITNESS:                          CR RESORTS CANCUN, S. DE R.L. DE C.V.,
                                  a Mexican limited responsibility corporation with variable capital



____________________________        By:__________________________________
Witness                                     Name:
                                      Its:
                                                                     [SEAL]

WITNESS: CR RESORTS LOS CABOS, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital



____________________________        By:__________________________________
Witness                                     Name:
                                      Its:
                                                                      [SEAL]

WITNESS:                          CR RESORTS PUERTO VALLARTA, S. DE
                                  R.L. DE C.V., a Mexican limited responsibility corporation with variable capital



____________________________        By:__________________________________
Witness                                     Name:
                                      Its:
                                                                       [SEAL]

WITNESS: CORPORACION MEXITUR, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital



____________________________        By:__________________________________
Witness                                     Name:
                                      Its:
                                                                   [SEAL]

WITNESS:                          CR RESORTS CANCUN TIMESHARE
                                  TRUST, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital


____________________________        By:__________________________________
Witness                                     Name:
                                      Its:
                                                                    [SEAL]

WITNESS:                          CR RESORTS CABOS TIMESHARE TRUST,
                                  S. DE R.L. DE C.V., a Mexican limited
                                  responsibility corporation with variable
                                     capital


____________________________        By:__________________________________
Witness                                     Name:
                                      Its:
                                                                    [SEAL]

WITNESS:                          CR RESORTS PUERTO VALLARTA
                                  TIMESHARE TRUST S. DE R.L. DE C.V., a
                                  Mexican limited responsibility corporation with variable capital



____________________________        By:__________________________________
Witness                                     Name:
                                      Its:
                                                                 [SEAL]

WITNESS: VILLA VERA RESORT, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital



____________________________        By:__________________________________
Witness                                     Name:
                                      Its:
                                                                 [SEAL]

WITNESS: PROMOTORA VILLA VERA, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital



____________________________        By:__________________________________
Witness                                     Name:
                                      Its:
                                                                  [SEAL]

LENDER:
                                  TEXTRON FINANCIAL CORPORATION, a
                                  Delaware corporation



____________________________        By: ________________________________
Witness                                     Name:
                                      Its:
                                                                    [SEAL]

GUARANTOR:

                                  RAINTREE RESORTS INTERNATIONAL,
                                  INC., a Nevada corporation



____________________________        By: _______________________________
Witness                                     Name:
                                      Its:
                                                                    [SEAL]

                                    EXHIBIT F

                    FORM OF REQUEST FOR ADVANCE (RECEIVABLES)